                                                                    EXHIBIT 99.1
                        SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

November 26, 2014

                        WARBURG PINCUS X PARTNERS, L.P.

                        By: Warburg Pincus X, L.P., its general partner
                        By: Warburg Pincus X GP L.P., its general partner
                        By: WPP GP LLC, its general partner
                        By: Warburg Pincus Partners, L.P., its managing member
                        By: Warburg Pincus Partners GP LLC, its general partner
                        By: Warburg Pincus & Co., its managing member

                        By: /s/ Robert B. Knauss
                             ---------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WARBURG PINCUS X, L.P.

                        By: Warburg Pincus X GP L.P., its general partner
                        By: WPP GP LLC, its general partner
                        By: Warburg Pincus Partners, L.P., its managing member
                        By: Warburg Pincus Partners GP LLC, its general partner
                        By: Warburg Pincus & Co., its managing member

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WARBURG PINCUS X GP L.P.

                        By: WPP GP LLC, its general partner
                        By: Warburg Pincus Partners, L.P., its managing member
                        By: Warburg Pincus Partners GP LLC, its general partner
                        By: Warburg Pincus & Co., its managing member

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WPP GP LLC

                        By: Warburg Pincus Partners, L.P., its managing member
                        By: Warburg Pincus Partners GP LLC, its general partner
                        By: Warburg Pincus & Co., its managing member

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WARBURG PINCUS PARTNERS, L.P.

                        By: Warburg Pincus Partners GP LLC, its general partner
                        By: Warburg Pincus & Co., its managing member

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WARBURG PINCUS PARTNERS GP LLC

                        By: Warburg Pincus & Co., its managing member

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WARBURG PINCUS & CO.

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                        WARBURG PINCUS LLC

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner, Managing Director

                        CHARLES R. KAYE

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss, Attorney-in-Fact*

                            JOSEPH P. LANDY

                        By: /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss, Attorney-in-Fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an
exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX,
L.P. with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo
Petroleum, Inc.) and is hereby incorporated by reference.